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                                                                   Exhibit 10.15


                                SECOND AMENDMENT
                                       TO
                    REVOLVING CREDIT AGREEMENT (UNGUARANTEED)


         Second Amendment dated as of May 24, 1999 to Revolving Credit Agreement (the "Second Amendment"), by and among APPNET SYSTEMS, INC., a Delaware corporation (the "Borrower"), BANKBOSTON, N.A. and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Revolving Credit Agreement dated as of January 8, 1999 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks, BankBoston, N.A. as agent for the Banks (the "Agent") and Antares Capital Corporation as co-agent for the Banks. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Second Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. AMENDMENT TO SECTION 1.1 OF THE CREDIT AGREEMENT. Section
1.1 of the Credit Agreement is hereby amended as follows:

         (a) The definition of "Consolidated Quick Assets" contained in ss.1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and restating it as follows:

                  CONSOLIDATED QUICK ASSETS. All cash and Accounts Receivables (including, without duplication, the unbilled portion of Accounts Receivable for services rendered in the ordinary course of business) of the Borrower and its Subsidiaries on a consolidated basis that, in accordance with generally accepted accounting principles, are properly classified as current assets, PROVIDED that Accounts Receivable shall be included only if good and collectible as determined by the Borrower in accordance with established practice consistently applied and, with respect to such Accounts Receivable, only if (a) payable and outstanding not more than ninety (90) days after the date of the invoices for services rendered or other transaction out of which any such Account Receivable arose or (b) if payable and outstanding more than ninety (90) such days, only 75% of the aggregate value of such Accounts Receivable, and, to the extent the aggregate amount of such Accounts Receivable is in excess of $500,000, only 50% of the aggregate value of those Accounts Receivable which exceed $500,000; and such Accounts Receivable shall be taken at their face value.


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         (b) The definition of "Consolidated Current Liabilities" contained in Section 1.1 of the Credit Agreement is hereby amended by inserting immediately after the words "PROVIDED, HOWEVER," the words "any nonrecurring one-time liabilities relating to any acquisitions permitted hereunder which are required to be capitalized shall not be included as a Consolidated Current Liability and"

         Section 2. AMENDMENT TO SECTION 10 OF THE CREDIT AGREEMENT. Section
10.5 of the Credit Agreement is hereby amended by deleting the words "less than 1.75:1.00 at any time" which appear in ss.10.5 and substituting in place thereof the words "less than (a) 1.75:1.00 at any time from the Closing Date through the fiscal quarter ended December 31, 1998; (b) 1.70:1.00 at any time during the fiscal quarter ended March 31, 1999; and (c) 1.75 at any time thereafter"

         Section 3. AMENDMENT TO SECTION 13 OF THE CREDIT AGREEMENT. Section
13.1 of the Credit Agreement is hereby amended by deleting Section 13.1(p) in its entirety and restating it as follows:

                  (p) the Borrower shall at any time, legally or beneficially own less than 100% of the capital stock of each Subsidiary (other than AppNet Commerce Services, Inc.), or (i) prior to the IPO, the Investors shall at any time, legally or beneficially own less than fifty one percent (51%) of the capital stock of the Borrower, as adjusted pursuant to any stock split, stock dividend or recapitalization or reclassification of the capital of the Borrower and (ii) subsequent to the IPO, any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) other than the Investors shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of thirty percent (30%) or more of the common stock of the Borrower (as determined on a fully diluted basis), or during any period of twelve consecutive calendar months, individuals who were directors (the "Incumbent Board") of the Borrower on the first day of such period shall cease to constitute a majority of the board of directors of the Borrower, PROVIDED, HOWEVER, that if the election or nomination for election by the Borrower's common stockholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Credit Agreement, be considered as a member of the Incumbent Board;

         Section 4. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall not become effective until the Agent receives a counterpart of this Second Amendment, executed by the Borrower, each Subsidiary and the Banks

         Section 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents that, on and as of the date hereof, each of the representations and warranties made by it in Section 7 of the Credit Agreement remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower and its Subsidiaries of

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this Second Amendment and the performance by the Borrower and its Subsidiaries of all of its agreements and obligations under the Credit Agreement and the other Loan Documents as amended hereby are within the corporate authority of each of the Borrower and its Subsidiaries and has been duly authorized by all necessary corporate action on the part of the Borrower and its Subsidiaries.

         Section 6. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Second Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         Section 7. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

         Section 8. COUNTERPARTS. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         Section 9. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).


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         IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment as a document under seal as of the date first above written.

                                   APPNET SYSTEMS, INC.



                                   By: /s/ Ken S. Bajaj
                                      ----------------------------------------
                                   Title:  President and Chief Executive Officer

                                   BANKBOSTON, N.A.



                                   By: /s/ Jay L. Massimo
                                      ----------------------------------------
                                           Jay L. Massimo, Director


                                   ANTARES CAPITAL CORPORATION



                                   By: /s/
                                      ----------------------------------------
                                   Title: